SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report: May 5, 2004

(Date of earliest event reported)

1-10711

(Commission File No.)

Worldwide Restaurant Concepts, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	95-4307254
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

15301 Ventura Blvd., Building B, Suite 300, Sherman Oaks, CA. 91403

(Address of principal executive offices, including zip code)

(818) 662-9800

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

On May 5, 2004 the Company announced that its Pat & Oscar’s division has opened a new restaurant in San Bernadino, California.

On May 7, 2004 the Company announced that its Sizzler USA division has opened a new restaurant in Antioch, California.

On June 21, 2004 the Company issued a press release announcing the conference call to discuss fourth quarter fiscal year 2004 financial results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press Release dated May 5, 2004

99.2	Press Release dated May 7, 2004

99.3	Press Release dated June 21, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: June 23, 2004	Worldwide Restaurant Concepts, Inc.

	By:	/s/ A. Keith Wall
	Name:	A. Keith Wall
	Title:	Vice President and CFO